UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 29, 2012

APPLIED VISUAL SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28238	54-1521616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Exchange Place, Suite H, Herndon, Virginia 20170
(Address of principal executive offices, zip code)

(703) 464-5495

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01

Other Events

Applied Visual Sciences, Inc., deeply regrets to announce that Mr. Joseph Brothers, a director of the company, died today August 29, 2012. Mr. Brothers had been a director of the company since April 26, 2010.

Mr. Brothers’ position on the board will remain open until the company is able to find a suitable replacement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED VISUAL SCIENCES, INC.
Date: August 29, 2012	By: /s/ Michael W. Trudnak Michael W. Trudnak Chairman & Chief Executive Officer

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